SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                              1934 (Amendment No. )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-12

                            THE GABELLI UTILITY TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.
       1)  Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:


       2) Form, Schedule or Registration Statement No.:


       3) Filing Party:


       4) Date Filed:

                            THE GABELLI UTILITY TRUST
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2003
                               ------------------

To the Shareholders of
THE GABELLI UTILITY TRUST

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Utility Trust (the "Trust") will be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, on Monday, May 12, 2003, at 11:00 a.m., for the following purposes:

      1. To elect four (4) Trustees of the Trust (PROPOSAL 1); and

      2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 10, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                              By Order of the Board of Trustees

                                              JAMES E. MCKEE
                                              SECRETARY

April 11, 2003

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           REGISTRATION                                VALID SIGNATURE
           ------------                                ---------------
           CORPORATE ACCOUNTS

           (1) ABC Corp.                               ABC Corp.
           (2) ABC Corp.                               John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer                 John Doe
           (4) ABC Corp., Profit Sharing Plan          John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                               Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                          Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA           John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith                    John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                            THE GABELLI UTILITY TRUST
                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 2003
                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Utility Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 12, 2003, at 11:00 a.m., at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 11, 2003.

      In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Trust's transfer agent, and affiliates of EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Trust has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $5,000 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE  TRUST'S  MOST  RECENT  ANNUAL  REPORT,  INCLUDING  AUDITED  FINANCIAL
STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422 OR CALLING THE TRUST AT 800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

      In the event a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment.

      The close of business on March 10, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 10, 2003, there were 15,215,460 shares of Common Stock (the "Common Stock" or the "Shares") outstanding.

      As of the record date, there were no persons known to the Trust to be beneficial owners of more than 5% of the Trust's outstanding shares of Common Stock.

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

               PROPOSAL 1: TO ELECT FOUR (4) TRUSTEES OF THE TRUST

NOMINEES FOR THE BOARD OF TRUSTEES

      The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James P. Conn, John D. Gabelli, Karl Otto Pohl and Anthony R. Pustorino have each been nominated by the Board of Trustees for a three-year term to expire at the Trust's 2006 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Trust has served in that capacity since the March 29, 1999 organizational meeting of the Trust. All of the Trustees of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
James P. Conn
John D. Gabelli
Karl Otto Pohl
Anthony R. Pustorino

TRUSTEES SERVING UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Robert J. Morrissey
Salvatore J. Zizza

TRUSTEES SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
Mario J. Gabelli, CFA
Dr. Thomas E. Bratter
Vincent D. Enright

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

      Set forth in the table below are the existing Trustees and Nominees for election to the Board of the Trust, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.


                               TERM OF                                                                       NUMBER OF
                             OFFICE AND                                                                    PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                     TRUST COMPLEX
    ADDRESS(1)                  TIME         PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS          OVERSEEN
    AND AGE                   SERVED(2)       DURING PAST FIVE YEARS                HELD BY TRUSTEE          BY TRUSTEE
    -------                   --------        ----------------------                ----------------         ------------
INTERESTED TRUSTEES(3):
-------------------
MARIO J. GABELLI               Since 1999*  Chairman of the Board and Chief          Director of Morgan Group   22
Trustee and Chief                           Executive Officer of Gabelli Asset       Holdings, Inc. (holding
Investment Officer                          Management Inc. and Chief                company); Vice Chairman
Age: 60                                     Investment Officer of Gabelli Funds,     0f Lynch Corporation
                                            LLC and GAMCO Investors, Inc.;           (diversified manufacturing)
                                            Vice Chairman of Lynch Interactive
                                            Corporation (multimedia and services)

JOHN D. GABELLI               Since 1999*** Senior Vice President of Gabelli &        --                          9
Trustee                                     Company, Inc., Director of Gabelli
Age: 58                                     Advisers, Inc.

KARL OTTO POHL                Since 1999*** Member of the Shareholder Committee      Director of Gabelli Asset   31
Trustee                                     of Sal Oppenheim Jr. & Cie (private      Management Inc. (investment
Age: 73                                     investment bank); Former President of    management); Chairman,
                                            the Deutsche Bundesbank and Chairman     Incentive Capital and Incentive
                                            of its Central Bank Council (1980-1991)  Asset Management (Zurich);
                                                                                     Director at Sal Oppenheim
                                                                                     Jr. & Cie, Zurich


                               TERM OF                                                                       NUMBER OF
                             OFFICE AND                                                                    PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                    TRUST COMPLEX
    ADDRESS(1)                   TIME        PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS          OVERSEEN
    AND AGE                    SERVED(2)     DURING PAST FIVE YEARS                HELD BY TRUSTEE           BY TRUSTEE
    -------                    --------      ----------------------                ----------------         ------------
NON INTERESTED TRUSTEES:
-----------------------
THOMAS E. BRATTER              Since 1999*  Director, President and Founder,           --                           3
Trustee                                     The John Dewey Academy
Age: 63                                     (residential college preparatory
                                            therapeutic high school)

ANTHONY J. COLAVITA           Since 1999**  President and Attorney at Law in the       --                           33
Trustee                                     law firm of Anthony J. Colavita, P.C.
Age: 67

JAMES P. CONN                 Since 1999*** Former Managing Director and               Director of LaQuinta Corp.   11
Trustee                                     Chief Investment Officer of                (hotels) and First Republic
Age: 65                                     Financial Security Assurance               Bank
                                            Holdings Ltd. (1992-1998)

VINCENT D. ENRIGHT             Since 1999*  Former Senior Vice President and Chief      --                          11
Trustee                                     Financial Officer of KeySpan Energy
Age: 59                                     Corporation

FRANK J. FAHRENKOPF JR.       Since 1999**  President and Chief Executive               --                           3
Trustee                                     Officer of the American Gaming
Age: 63                                     Association since June 1995; Partner
                                            of Hogan & Hartson (law firm);
                                            Chairman of International Trade
                                            Practice Group; Co-Chairman of the
                                            Commission on Presidential Debates;
                                            Former Chairman of the Republican
                                            National Committee

ROBERT J. MORRISSEY           Since 1999**  Partner in the law firm of Morrissey        --                          9
Trustee                                     Hawkins & Lynch
Age: 63

ANTHONY R. PUSTORINO          Since 1999*** Certified Public Accountant; Professor      --                         17
Trustee                                     Emeritus, Pace University
Age: 77

SALVATORE J. ZIZZA            Since 1999**  Chariman, Hallmark Electrical Supplies      Director of                 9
Trustee                                     Corp.; Former Executive Vice President of   Hollis Eden
Age: 57                                     FMG Group (a healthcare provider)           Pharmaceuticals


                                          TERM OF
                                        OFFICE AND
NAME, POSITION(S)                        LENGTH OF
    ADDRESS(1)                             TIME                       PRINCIPAL OCCUPATION(S)
    AND AGE                               SERVED                      DURING PAST FIVE YEARS
    -------                               ------                      ----------------------
OFFICERS:
--------
BRUCE N. ALPERT                         Since 2003                    Executive Vice President and Chief
President                                                             Operating Officer of Gabelli Funds, LLC
Age: 51                                                               since 1988 and an officer of all mutual funds
                                                                      advised by Gabelli Funds, LLC and
                                                                      its affiliates. Director and President of
                                                                      Gabelli Advisers, Inc.

GUS A. COUTSOUROS                       Since 2003                    Vice President and Chief Financial Officer
Vice President                                                        of Gabelli Funds, LLCsince 1998 and an
and Treasurer                                                         officer of all mutual funds advised by
Age: 40                                                               Gabelli Funds, LLC and its affiliates. Chief
                                                                      Financial Officer of Gabelli Advisers, Inc.
                                                                      Prior to 1998, Treasurer of Lazard Funds.

DAVID I. SCHACHTER                      Since 1999                    Vice President of the Trust. Research
Vice President                                                        Analyst of Gabelli & Company, Inc.
Age: 49                                                               since 1999. Prior to October 1999, Mr.
                                                                      Schachter worked for Thomas J. Herzfeld
                                                                      Advisors, an investment advisor
                                                                      specializing in closed-end funds

JAMES E. MCKEE                          Since 1999                    Vice President, General Counsel and
Secretary                                                             Secretary of Gabelli Asset Management Inc.
Age: 39                                                               since 1999 and GAMCO Investors, Inc.
                                                                      since 1993; Secretary of all mutual funds
                                                                      advised by Gabelli Advisers, Inc. and
                                                                      Gabelli Funds, LLC

----------------------
1    Address: One Corporate Center, Rye, New York 10580-1422, unless otherwise noted.
2    The Trust's Board of Trustees is divided into three classes,  each class having a term of three years.  Each year the term of  office of one class  expires  and the  successor  or  successors elected to such class serve for a three-year term.
*    Term expires at the Trust's 2004 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
**   Term expires at the Trust's 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
***  Nominee to serve until the Trust's 2006 Annual Meeting of Shareholders  and until his successor is duly elected and qualified.
3    "Interested  person" of the Trust as defined in the Investment  Company Act of 1940, as amended
     (the "1940 Act").  Messrs.  M. Gabelli,  J. Gabelli and Pohl are each considered an "interested person"  because  of their  affiliation  with  Gabelli  Funds,  LLC which  acts as the  Trust's investment adviser.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

      Set forth in the table below is the dollar range of equity securities held in the Trust and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.

        NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                      SECURITIES HELD
                                        IN THE TRUST*(1)(2)                    IN FUND COMPLEX*

Mario J. Gabelli                                 E                                     E
                                               ----                                  ----

Dr. Thomas E. Bratter                            A                                     E
                                               ----                                  ----

Anthony J. Colavita                              C                                     E
                                               ----                                  ----

        NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                      SECURITIES HELD
                                        IN THE TRUST*(1)(2)                    IN FUND COMPLEX*

James P. Conn                                    C                                     E
                                               ----                                  ----

Vincent D. Enright                               A                                     E
                                               ----                                  ----

Frank J. Fahrenkopf, Jr.                         A                                     B
                                               ----                                  ----

John D. Gabelli                                  A                                     E
                                               ----                                  ----

Robert J. Morrissey                              A                                     C
                                               ----                                  ----

Karl Otto Pohl                                   A                                     A
                                               ----                                  ----

Anthony R. Pustorino                             C
                                               ----                                  ----

Salvatore J. Zizza                               D                                     E
                                               ----                                  ----

--------------------------
*    KEY TO DOLLAR RANGES
     --------------------
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000
All  shares were valued as of December 31, 2002.
(1)  This  information  has been  furnished by each  Trustee as of December  31,  2002.  "Beneficial
     Ownership" is determined in accordance with Section  16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").
(2)  Less than 1%, with the exception of Mr. Mario J. Gabelli,  who  beneficially  owns 1.45% of the
     Trust's Shares outstanding.

      The Trust pays each Trustee not affiliated with the Adviser or its affiliates, a fee of $3,000 per year plus $500 per meeting attended in person and by telephone, together with the Trustee's actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Trustees during the year ended December 31, 2002 amounted to $43,000. During the year ended December 31, 2002, the Trustees of the Trust met five times, one of which was a Special Meeting of the Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

      The Trustees serving on the Trust's Nominating Committee are Messrs. Zizza (Chairman) and Colavita, who are not "interested persons" of the Trust as defined in the 1940 Act, The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the year ended December 31, 2002. The Trust does not have a standing compensation committee.

      Messrs. Pustorino (Chairman), Colavita and Enright who are not "interested persons" of the Trust as defined in the 1940 Act, serve on the Trust's Audit Committee. In addition, Messrs. Pustorino, Colavita and Enright are considered independent Trustees pursuant to applicable New York Stock Exchange Rules. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Trust, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants. During the year ended December 31, 2002, the Audit Committee met twice.

      Based upon the recommendation of the Trust's Audit Committee, the Trust's Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or its Adviser, have approved the selection of PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, to serve as independent accountants for the Trust's fiscal year ending December 31, 2003. PWC has advised the Trust that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC"). A representative of PWC will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

      The role of the Trust's Audit Committee is to assist the Trust's Board of Trustees in its oversight of the Trust's financial reporting process. The Board of Trustees of the Trust has adopted a Charter for the Audit Committee. Management, however, is responsible for maintaining appropriate systems for accounting and internal control, and the Trust's independent accountants are responsible for planning and carrying out proper audits and reviews.

      In connection with the Trust's audited financial statements for the year ended December 31, 2002, included in the Trust's Annual Report dated December 31, 2002 (the "Annual Report"), the Audit Committee reviewed and discussed at a meeting held on February 13, 2003, the Trust's audited financial statements with management and the Trust's independent accountants, and discussed the audit of such financial statements with the Trust's independent accountants.

      The Audit Committee specifically discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Trust. The Audit Committee also received a formal written statement from the Trust's independent accountants delineating the relationships between the independent accountants and the Trust and its affiliates and discussed matters designed to assist the Audit Committee in determining whether the independence of the accountants might reasonably be viewed as being adversely affected.

      Members of the Trust's Audit Committee are not employed by the Trust for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Trust's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Trust's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the Trust's audited financial statements and the discussions referred to above with management and the Trust's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee recommended to the Trust's Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report.

      Set forth in the table below are audit fees and non-audit related fees billed by the Trust's independent accountants to the Trust for the Trust's fiscal year ended December 31, 2002.

                                             FINANCIAL INFORMATION
                                               SYSTEMS DESIGN AND
           AUDIT FEES                         IMPLEMENTATION FEES                      ALL OTHER FEES
          ------------                        -------------------                      --------------
       $24,000 - For                     No fees were billed for                $2,250 - For tax services and
       professional services             professional services rendered         other attest services rendered
       rendered for the audit            to the Trust, the Trust's              by the principal accountant
       of the Trust's annual             investment adviser and any             (other than those disclosed in
       financial statements              entity controlling, controlled         the previous columns) to the
       for the fiscal year               by or under common control             Trust. There were no other
       ended December 31,                with the Adviser that provides         fees paid by the Trust's
       2002.                             services to the Trust.                 investment adviser and any
                                                                                entity controlling, controlled
                                                                                by  or  under  common  control
                                                                                with the Adviser that provides
                                                                                services to the Trust.

      The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the auditors' independence.

SUBMITTED BY THE AUDIT COMMITTEE OF THE TRUST'S BOARD OF TRUSTEES

      Anthony R. Pustorino, Chairman
      Vincent D. Enright
      Anthony J. Colavita

      The following table sets forth certain information regarding the compensation of the Trust's Trustees and officers for the fiscal year ended December 31, 2002. Mr. Schachter is employed by the Trust and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002
                   -------------------------------------------
                                                                               TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE TRUST AND FUND COMPLEX
NAME OF PERSON AND POSITION                      FROM THE TRUST             PAID TO TRUSTEES AND OFFICERS*
---------------------------                      --------------             ------------------------------
MARIO J. GABELLI                                  $0                                 $0       (22)
Chairman of the Board, President and
Chief Investment Officer

DR. THOMAS E. BRATTER                             $5,000                             $31,000   (3)
Trustee

ANTHONY J. COLAVITA                               $6,000                             $152,286 (33)
Trustee

JAMES P. CONN                                     $5,000                             $53,500  (11)
Trustee

VINCENT D. ENRIGHT                                $6,000                             $54,536  (11)
Trustee


                                                                               TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE TRUST AND FUND COMPLEX
NAME OF PERSON AND POSITION                      FROM THE TRUST             PAID TO TRUSTEES AND OFFICERS*
---------------------------                      --------------             ------------------------------
FRANK J. FAHRENKOPF, JR.                          $5,000                             $31,000   (3)
Trustee

JOHN D. GABELLI                                   $0                                 $0        (9)
Trustee

ROBERT J. MORRISSEY                               $5,000                             $45,500   (9)
Trustee

KARL OTTO POHL                                    $0                                 $0       (31)
Trustee

ANTHONY R. PUSTORINO                              $6,000                             $132,286 (17)
Trustee

SALVATORE J. ZIZZA                                $5,000                             $73,750   (9)
Trustee

DAVID SCHACHTER                                   $130,000                           $130,000  (1)
Vice President

------------------
*    Represents the total  compensation  paid to such persons during the calendar year ended December 31, 2002 by  investment  companies  (including  the Trust) or portfolios  thereof from which such person  receives compensation  that are considered  part of the same fund complex as the Trust because they have common or affiliated  advisers.  The number in parentheses  represents the number of such investment  companies and portfolios.

REQUIRED VOTE

      The election of each of the listed nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of Shares of the Trust represented at the Meeting if a quorum is present.

      THE  BOARD  OF  TRUSTEES,   INCLUDING   THE   "NON-INTERESTED"   TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it receives, the Trust believes that during the calendar year ended 2002 such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      The affirmative vote of a majority of votes cast for each Trustee by the holders entitled to vote for a particular Trustee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 2003.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2004 must be received by the Trust for consideration for inclusion in the Trust's Proxy Statement and proxy relating to that meeting no later than December 12, 2003. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                  GBFUF-PS-2003

  THE GABELLI UTILITY TRUST
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


       DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL       ZGBFU1

Please mark
votes as in
this example. [X]


1. To elect four (4) Trustees of the Trust:
(01) JAMES P. CONN
(02) JOHN D. GABELLI
(03) KARL OTTO POHL
(04) ANTHONY R. PUSTORINO



For All Nominees____ Withhold____

For All Except______________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

------------------------------
  THE GABELLI UTILITY TRUST
------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:_________ Date:_________  Co-owner:_________  Date:_________

                           THE GABELLI UTILITY TRUST
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 12, 2003 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
__________________________________          __________________________________
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